SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 15, 2005

                                  SBARRO, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    New York
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                            (State of Incorporation)


                  1-8881                               11-2501939
          ---------------------             ---------------------------------
          (Commission File No.)             (IRS Employer Identification No.)

       401 Broadhollow Road, Melville, New York                   11747
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       (Address of Principal Executive Offices)                (Zip Code)


                                 (631) 715-4100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
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            Appointment of Principal Officers
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     On November 15,  2005,  the  Company's  Board of  Directors  elected  Peter
Beaudrault, the Company's President and Chief Executive Officer, as a director of the Company. There are no arrangements or understandings between Mr. Beaudrault and any other persons pursuant to which Mr. Beaudrault was selected as a director. Mr. Beaudrault has not been, and is not presently expected to be, named a member of any Committee of the Board of Directors. Mr. Beaudrault is not a party to any transaction with the Company or any of its subsidiaries that would be required to be described pursuant to Item 404(a) of Regulation S-K.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. SBARRO, INC.


Date:  November 18, 2005                  By: /s/ Anthony J. Puglisi
                                              ----------------------------------
                                              Anthony J. Puglisi,
                                              Vice President - Finance and Chief
                                              Financial Officer


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